UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2023

Black Hills Corporation

(Exact name of Registrant as Specified in Its Charter)

South Dakota	001-31303	46-0458824
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7001 Mount Rushmore Road
Rapid City, South Dakota		57702
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 605 721-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock of $1.00 par value	BKH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 3, 2023, Black Hills Corporation ("the Company") issued a press release announcing financial results for the first quarter of 2023.

The press release is attached as Exhibit 99 to this Form 8-K. This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 24, 2023, the Company’s Board of Directors approved an amendment and restatement of the Company’s Amended and Restated Bylaws (as further amended and restated, the “Restated Bylaws”), effective immediately. Among other things, the Restated Bylaws:

•
allow the Company, unless otherwise required by law, to consider certain shareholder nominations of director candidates to be null and void where any shareholder (i) provides notice pursuant to the SEC’s universal proxy rule, and (ii) subsequently (A) notifies the Company that such shareholder no longer intends to solicit proxies in support of director nominees other than the Company’s director nominees in accordance with such rule, (B) fails to comply with the requirements of the universal proxy rule, or (C) fails to provide reasonable evidence sufficient to satisfy the Company that the requirements of the universal proxy rule have been met;

•
clarify certain matters related to the conduct and adjournment of meetings of the Company’s shareholders; and

•
reflect revisions to conform to changes in the South Dakota Business Corporation Act, including to allow the Board to permit participation in meetings of the Company’s shareholders by remote communication.

The Restated Bylaws also include certain conforming changes and clarifications. The Restated Bylaws are filed as Exhibit 3.2 hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Black Hills Corporation dated April 24, 2023.
99	Press Release dated May 3, 2023
104	Cover Page Interactive Data File (formatted as the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

Date:	May 3, 2023	By:	/s/ Kimberly F. Nooney
Kimberly F. Nooney Senior Vice President and Chief Financial Officer